UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

First Acceptance Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-12117	75-1328153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3813 Green Hills Village Drive Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Bonuses

On March 11, 2014, the Compensation Committee of the Board of Directors of First Acceptance Corporation, or the Company, awarded bonuses to the Company’s 2013 named executive officers as follows with respect to their performance during 2013:

Name	Amount
Mark A. Kelly	$400,000
Joseph S. Borbely	$270,000
Brent Gay	$57,608
Daniel L. Walker	$120,000

The bonuses awarded were determined by the Compensation Committee based upon an evaluation of their respective performance after reviewing the bonuses payable to them under Senior Executive Bonus Program. Mr. Gay’s bonus was prorated for his service during 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Acceptance Corporation,
a Maryland corporation

Date: March 17, 2014	By:	/s/ BRENT GAY
	Name:	Brent Gay
	Title:	Chief Financial Officer